Summary prospectus supplement	July 21, 2010

Putnam Absolute Return 100 Fund	Putnam California Tax Exempt Income Fund

Putnam Absolute Return 300 Fund	Putnam Diversified Income Trust

Putnam Absolute Return 500 Fund	Putnam Equity Income Fund

Putnam Absolute Return 700 Fund	The Putnam Fund for Growth and Income

Putnam American Government Income Fund	The George Putnam Fund of Boston

Putnam AMT-Free Municipal Fund	Putnam Income Fund

Putnam Asset Allocation: Balanced Portfolio	Putnam New York Tax Exempt Income Fund

Putnam Asset Allocation: Conservative Portfolio	Putnam Tax Exempt Income Fund

Putnam Asset Allocation: Growth Portfolio	Putnam U.S. Government Income Trust

The summary prospectus for each fund listed above is supplemented to reflect that shares of the fund purchased on or after August 2, 2010 are not subject to the 1% redemption fee (also known as a short-term trading fee) identified in the Shareholder fees table in the Fees and expenses section.

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